                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 25, 2000



                       CHASE MORTGAGE FINANCE CORPORATION
      ---------------------------------------------------------------------
                           (Exact Name of Registrant)


      Delaware                    333-56081                    52-1495132
---------------------    ----------------------------    -----------------------
(State or other            (Commission File Number)       (IRS Employer
jurisdiction                                              Identification No.)
of incorporation)


                  343 Thornall Street, Edison, NJ                 08837
                  ----------------------------------------------- ------------
                  (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (732) 205-0600

Item 5.     Other Events:


      On or about August 25, 2000, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2000-S1, Series 2000-S2, Series 2000-S3, Series 2000-S4, Series 2000-S5 and Series 2000-S6 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

      Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c).  Exhibits

            Exhibits          Description
            ----------        ---------------

            20.1              Monthly Reports with respect to the August 25,
                              2000 distribution

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 1, 2000

                                    THE CHASE MANHATTAN BANK, As Paying Agent, on behalf of Chase Mortgage Finance Corp.

                                    By:  /s/ Andrew M. Cooper
                                    -----------------------------------
                                    Name: Andrew M. Cooper
                                    Title: Trust Officer

                                      INDEX TO EXHIBITS
                                      ----------------------------

Exhibit No.                           Description
---------------                       -----------------
20.1                                  Monthly Reports with respect to the
                                      distribution to certificateholders on
                                      August 25, 2000.